SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                                   -----------


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  MARCH 4, 2002


                        GREEN MOUNTAIN POWER CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


   VERMONT                                 03-0127430
(STATE  OR  OTHER  JURISDICTION  OF  INCORPORATION)                      (I.R.S.
EMPLOYER  IDENTIFICATION  NUMBER)


                                     1-8291
                             COMMISSION FILE NUMBER


         163  ACORN  LANE,
                 COLCHESTER, VERMONT                       05446
      (ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)
(ZIP  CODE)





                                    (802) 864-5731
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)













ITEM 5. OTHER EVENTS-ANNOUNCEMENT OF SETTLEMENT AGREEMENT ON SALE OF VERMONT YANKEE.
     ON MONDAY MARCH 4, 2002, THE COMPANY, ALONG WITH CENTRAL VERMONT PUBLIC SERVICE CORPORATION, VERMONT YANKEE NUCLEAR POWER CORPORATION, ENTERGY NUCLEAR VERMONT YANKEE, LLC, AND THE VERMONT DEPARTMENT OF PUBLIC SERVICE EXECUTED A MEMORANDUM OF UNDERSTANDING (THE "SETTLEMENT AGREEMENT") IN THE VERMONT YANKEE SALE DOCKET BEFORE THE VERMONT PUBLIC SERVICE BOARD("VPSB"). THE COMPANY
EXPECTS THE INTERVENORS IN THE CASE TO OPPOSE THE SETTLEMENT AND THE VPSB TO THOROUGHLY INVESTIGATE ALL ISSUES. HOWEVER, THE COMPANY BELIEVES THIS SETTLEMENT PROVIDES THE BEST FRAMEWORK TO RESOLVE ISSUES IN THE CASE, OBTAIN VPSB APPROVAL, AND PERMIT A CLOSING OF THE SALE OF VERMONT YANKEE GENERATING PLANT TO ENTERGY DURING JULY OF THIS YEAR.
     THE  SETTLEMENT  AGREEMENT  PROVIDES,  AMONG  OTHER  THINGS:
1. THE COMPANY WILL HAVE ACCESS TO ADDITIONAL POWER IF ENTERGY UPRATES POWER PRODUCTION AT VERMONT YANKEE OR OBTAINS A LICENSE EXTENSION;
2.  SHARING  OF  EXCESS  DECOMMISSIONING  FUNDS  BETWEEN  ENTERGY  AND  ELECTRIC
CONSUMERS;
3. SHARING OF EXCESS REVENUE IF THERE IS A LICENSE EXTENSION AND ENERGY PRICES EXCEED A CERTAIN LEVEL;
4.  A  REQUIREMENT  TO  OBTAIN  VPSB  APPROVAL  FOR  A  LICENSE  EXTENSION;
5.  FINANCIAL  GUARANTEES  FROM  ENTERGY  CORPORATION;
6.  PRUDENCE  AND  USED  AND  USEFUL  FINDINGS  IN  A  FINAL  VPSB  ORDER;  AND
7.  APPLICATION  OF  SALE  PROCEEDS  AS  REQUESTED  BY  THE  COMPANY.

THE  MEMORANDUM  OF  UNDERSTANDING  IS  PROVIDED  BELOW:



                                STATE OF VERMONT
                              PUBLIC SERVICE BOARD
DOCKET  NO.  6545
INVESTIGATION  INTO  GENERAL  ORDER  NO.  45     )
NOTICE  FILED  BY  VERMONT  YANKEE  NUCLEAR          )
POWER  CORPORATION  RE:  PROPOSED  SALE  OF          )
VERMONT  YANKEE  NUCLEAR  POWER  STATION  AND          )
RELATED  TRANSACTIONS                         )

  MEMORANDUM OF UNDERSTANDING AMONG ENTERGY NUCLEAR VERMONT YANKEE, LLC, VERMONT
   YANKEE NUCLEAR POWER CORPORATION, CENTRAL VERMONT PUBLIC SERVICE CORPORATION, GREEN MOUNTAIN POWER CORPORATION, AND THE VERMONT DEPARTMENT OF PUBLIC SERVICE

     WITH RESPECT TO THE ABOVE-CAPTIONED DOCKET, THOSE ENTITIES ON BEHALF OF WHICH A SIGNATURE APPEARS AT THE END OF THIS DOCUMENT STIPULATE AND AGREE AS
FOLLOWS:

     WHEREAS, ENTERGY NUCLEAR VERMONT YANKEE, LLC ("ENVY") ENTERED INTO AN ASSET PURCHASE AND SALE AGREEMENT ("PSA") AND RELATED DOCUMENTS INCLUDING A POWER
PURCHASE AGREEMENT ("PPA"), DATED AUGUST 15, 2001, WITH VERMONT YANKEE NUCLEAR POWER CORPORATION ("VYNPC") PURSUANT TO WHICH ENVY HAS AGREED TO PURCHASE AND
VYNPC HAS AGREED TO SELL CERTAIN ASSETS OF VYNPC, SPECIFICALLY INCLUDING THE VERMONT YANKEE NUCLEAR POWER STATION ("VYNPS") AS DESCRIBED AND DEFINED IN THE PSA;

     WHEREAS, VYNPC FILED A NOTICE WITH THE PUBLIC SERVICE BOARD ("BOARD") IN ACCORDANCE WITH GENERAL ORDER 45 AND FILED A PETITION REQUESTING THE BOARD TO OPEN A DOCKET TO CONDUCT AN INVESTIGATION OF THE SALE OF VYNPS TO ENVY PURSUANT
TO  30  V.S.A.    109  AND  209;

     WHEREAS, ENVY FILED A PETITION, AS AMENDED, WITH THE BOARD PURSUANT TO 30 V.S.A. 102 AND 231 REQUESTING THE ISSUANCE OF A CERTIFICATE OF PUBLIC GOOD ("CPG") AND THE APPROVAL OF THE TRANSACTIONS CONTEMPLATED BY THE PSA, AND
SPECIFICALLY  THE  ACQUISITION  OF  VYNPS  BY  ENVY;

     WHEREAS, ENTERGY NUCLEAR OPERATIONS, INC. ("ENO") FILED A PETITION WITH THE BOARD, PURSUANT TO 30 V.S.A. 231 REQUESTING THE ISSUANCE OF A CPG AUTHORIZING ENO TO OPERATE THE VYNPS AS AGENT FOR ENVY;

     WHEREAS, IN CONNECTION WITH THE PROPOSED SALE OF VYNPS, VYNPC, CENTRAL VERMONT PUBLIC SERVICE CORPORATION ("CVPS"), AND GREEN MOUNTAIN POWER CORPORATION ("GMP") EACH PETITIONED AND REQUESTED THE BOARD TO ISSUE A DETERMINATION THAT THE PROPOSED SALE OF VYNPS, IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE PSA, PPA, AND OTHER RELATED DOCUMENTS, IS PRUDENT AND THAT THE PURCHASE OF POWER BY VYNPC FROM ENVY AND SUBSEQUENT RESALE BY VYNPC TO CVPS AND GMP, INCLUDING OTHER PRODUCTS SOLD UNDER THE PPA AND COSTS INCURRED BY CVPS AND GMP, ARE AND WILL BE USED AND USEFUL; AND

     WHEREAS,  ON  JANUARY  7,  2002,  THE  DEPARTMENT  OF  PUBLIC  SERVICE
("DEPARTMENT" OR "DPS") FILED TESTIMONY RAISING CERTAIN CONCERNS REGARDING THE PROPOSED TRANSACTION;
NOW,  THEREFORE,  THE  PARTIES  HERETO  AGREE  AS  FOLLOWS:

1.     ADDITIONAL  POWER:     THE  PARTIES  RECOGNIZE  THAT  VYNPC MAY DESIRE TO
PURCHASE
AND ENVY MAY DESIRE TO SELL ADDITIONAL ENERGY AND CAPACITY PRODUCED BY VYNPS EITHER AT THE END OF THE TERM OF THE PPA OR DURING THE TERM OF THE PPA IN THE EVENT ENVY IS ABLE TO PRODUCE ADDITIONAL ENERGY AND CAPACITY AT VYNPS THROUGH ONE OR MORE UPRATES ("UPRATE") OF THE FACILITY.

(A) WITHIN A REASONABLE PERIOD PRIOR TO THE END OF THE TERM OF THE PPA, ENVY SHALL GIVE VYNPC REASONABLE NOTICE OF THE AVAILABILITY OF THE ENERGY AND CAPACITY AS A RESULT OF LICENSE EXTENSION AND WILL PROVIDE VYNPC A COMMERCIALLY REASONABLE OPPORTUNITY FOR A PERIOD OF 30 DAYS TO NEGOTIATE ON AN EXCLUSIVE BASIS ITS PURCHASE THEREOF. IN THE EVENT ENVY AND VYNPC DO NOT REACH AGREEMENT AS TO SUCH ENERGY AND CAPACITY, AND THE PPA IS OTHERWISE NEITHER MODIFIED NOR EXTENDED, ENVY SHALL THEREAFTER BE FREE TO SELL THE SAME WITHOUT GIVING VYNPC ANY FURTHER NOTICE AND RIGHT TO NEGOTIATE. EXCEPT FOR THE OBLIGATION TO PROVIDE NOTICE AND ENGAGE IN GOOD FAITH NEGOTIATIONS CONCERNING THE TERMS AND CONDITIONS (INCLUDING PRICE) FOR ANY PROPOSED SALE, NOTHING IN THIS SECTION SHALL LIMIT ENVY'S RIGHT TO SELL ENERGY AND CAPACITY PRODUCED BY VYNPS TO VYNPC, ANY OF ITS SPONSORS OR ANY THIRD PARTY.

(B) BEFORE SELLING ANY ENERGY OR CAPACITY PRODUCED AS A RESULT OF AN UPRATE COMPLETED DURING THE TERM OF THE PPA, ENVY SHALL GIVE VYNPC REASONABLE NOTICE OF THE AVAILABILITY OF THE ENERGY AND CAPACITY AS A RESULT OF THE UPRATE AND WILL PROVIDE VYNPC A COMMERCIALLY REASONABLE OPPORTUNITY FOR A PERIOD OF 30 DAYS TO NEGOTIATE ON AN EXCLUSIVE BASIS ITS PURCHASE THEREOF. IN THE EVENT ENVY AND VYNPC DO NOT REACH AGREEMENT AS TO SUCH ENERGY AND CAPACITY, ENVY SHALL THEREAFTER BE FREE TO SELL THE ENERGY AND/OR CAPACITY RESULTING FROM SUCH UPRATE WITHOUT GIVING VYNPC ANY FURTHER NOTICE AND RIGHT TO NEGOTIATE. EXCEPT FOR THE OBLIGATION TO PROVIDE NOTICE AND ENGAGE IN GOOD FAITH NEGOTIATIONS CONCERNING THE TERMS AND CONDITIONS (INCLUDING PRICE) FOR ANY PROPOSED SALE, NOTHING IN THIS SECTION SHALL LIMIT ENVY'S RIGHT TO SELL ENERGY AND CAPACITY PRODUCED BY VYNPS TO VYNPC, ANY OF ITS SPONSORS OR ANY THIRD PARTY.

2. INSPECTION MOU: ENVY AGREES PRIOR TO THE CLOSING OF THE SALE OF VYNPS ("CLOSING") IT WILL EXECUTE AND DELIVER TO THE DEPARTMENT THE MEMORANDUM OF UNDERSTANDING ON COOPERATION, NOTIFICATION AND ACCESS, IN THE FORM WHICH IS ATTACHED HERETO AS EXHIBIT A.

3. SHARING EXCESS FUNDS ON DELAYED DECOMMISSIONING: IF COMPLETION OF DECOMMISSIONING (AS DEFINED BELOW) OF VYNPS IS DELAYED BEYOND THE CURRENTLY EXPECTED COMPLETION DATE OF MARCH 31, 2022, ANY EXCESS FUNDS REMAINING IN THE DECOMMISSIONING TRUST FUNDS TRANSFERRED FROM VYNPC TO ENVY AT THE CLOSING, INCLUDING ANY GAINS, LOSSES, OR FEES ON THE TRUST FUNDS WHILE OWNED BY ENVY ("TRANSFERRED TRUST FUNDS"), SHALL BE SHARED BETWEEN ENVY AND ELECTRIC CONSUMERS IN ACCORDANCE WITH THE TERMS HEREOF. THE COMPLETION OF DECOMMISSIONING IS DEFINED FOR

THE PURPOSES OF THIS PROVISION AS PLANT DISMANTLEMENT AND DECONTAMINATION TO NRC
     STANDARDS PLUS THE COMPLETION OF ADDITIONAL ACTIVITIES AGREED TO OR IMPOSED IN THE COURSE OF DOCKET NO. 6545 OR PURSUANT TO ANY SUBSEQUENT LAW OR
PROCEEDING, BUT EXCLUDING SPENT FUEL MANAGEMENT AND ANY SITE RESTORATION. COMPLETION OF DECOMMISSIONING SHALL BE DEEMED TO HAVE OCCURRED FOR PURPOSES OF THIS MOU NOTWITHSTANDING THAT ENVY MAY CHOOSE TO RE-USE THE SITE, AND PORTIONS OF EXISTING STRUCTURES, SYSTEMS AND COMPONENTS, AND THAT SPENT FUEL IS NOT REMOVED FROM THE SITE. SITE RESTORATION SHALL MEAN THAT, ONCE THE VYNPS SITE IS NO LONGER USED FOR NUCLEAR PURPOSES OR NON-NUCLEAR COMMERCIAL, INDUSTRIAL OR OTHER SIMILAR USES CONSISTENT WITH THE ORDERLY DEVELOPMENT OF THE PROPERTY, THE SITE WILL BE RESTORED BY REMOVAL OF ALL STRUCTURES AND, IF APPROPRIATE, REGRADING AND RESEEDING THE LAND.

SHARING OF EXCESS FUNDS SHALL TAKE EFFECT IF COMPLETION OF DECOMMISSIONING OF VYNPS IS NOT COMPLETE BY MARCH 31, 2022. SHARING OF EXCESS FUNDS WILL OCCUR
FOLLOWING THE EARLIEST OF (I) THE DATE COMPLETION OF DECOMMISSIONING HAS OCCURRED AND ENVY HAS SATISFIED ALL OF ITS RESPONSIBILITIES FOR SPENT FUEL MANAGEMENT AND SITE RESTORATION OR (II) THE DATE ON WHICH COMPLETION OF DECOMMISSIONING OCCURS AND ANY OF THE FOLLOWING OCCUR: (X) SETTLEMENT BETWEEN ENVY AND THE US DEPARTMENT OF ENERGY ("DOE") WITH RESPECT TO SPENT FUEL MANAGEMENT RESPONSIBILITIES FOR VYNPS, (Y) FINAL RESOLUTION OF LITIGATION BY ENVY AGAINST DOE WITH RESPECT TO SPENT FUEL MANAGEMENT RESPONSIBILITIES FOR VYNPS, OR (Z) SATISFACTORY PERFORMANCE BY DOE OF ITS SPENT FUEL RESPONSIBILITY WITH RESPECT TO VYNPS.

EXCESS FUNDS SHALL MEAN ANY FUNDS REMAINING IN THE TRANSFERRED TRUST FUNDS FOLLOWING THE COMPLETION OF DECOMMISSIONING, LESS THOSE FUNDS NECESSARY FOR MANAGEMENT OF SPENT NUCLEAR FUEL (INCLUDING REASONABLE CONTINGENCIES FOR DELAYS IN REMOVAL OF THE SPENT FUEL FROM THE VYNPS SITE, OR COST OVERRUNS ASSOCIATED WITH THE STORAGE OR REMOVAL OF THE SPENT FUEL) AND SITE RESTORATION COSTS NOT OTHERWISE PAYABLE BY THE FEDERAL GOVERNMENT IN ACCORDANCE WITH (X), (Y), OR (Z) ABOVE.

FIFTY PERCENT OF THE EXCESS FUNDS REMAINING SHALL BE PAID TO VYNPC FOR THE BENEFIT OF ELECTRIC CONSUMERS IN PRO RATA SHARES IN PROPORTION TO THE STATED OWNERSHIP PERCENTAGE OF THE VYNPC SPONSORS. VYNPC SHALL NOTIFY THE DEPARTMENT OF THE PAYMENT AT THE TIME OF RECEIPT. FOR SPONSORS THAT REMAIN UNDER RATE REGULATION, SUCH PRO RATA SHARE SHALL BE REFUNDED BY VYNPC TO SUCH SPONSORS IN ACCORDANCE WITH THEIR ALIQUOT SHARES PURSUANT TO THE POWER AGREEMENTS BETWEEN
VYNPC AND SUCH SPONSORS. FOR SPONSORS THAT NO LONGER REMAIN UNDER RATE REGULATION, VYNPC SHALL NOTIFY THE DEPARTMENT AND THE STATE PUBLIC UTILITY COMMISSION OR COMPARABLE REGULATORY BODY, THAT EITHER PRESENTLY EXERCISES OR FORMERLY EXERCISED RATE REGULATION AUTHORITY OVER EACH VYNPC SPONSOR, THAT THE PRO RATA SHARE OF EXCESS DECOMMISSIONING FUNDS IS AVAILABLE. IT SHALL BE THE RESPONSIBILITY OF EACH STATE PUBLIC UTILITY COMMISSION OR COMPARABLE REGULATORY BODY TO EFFECT THE FINAL DISTRIBUTION OF SUCH EXCESS FUNDS. IN THE EVENT VYNPC SHALL HAVE CEASED TO EXIST AT THE TIME EXCESS FUNDS ARE TO BE SHARED AS PROVIDED ABOVE, ENVY SHALL NOTIFY THE DEPARTMENT AND THE STATE PUBLIC UTILITY COMMISSION OR COMPARABLE REGULATORY BODY, THAT EITHER PRESENTLY EXERCISES OR FORMERLY EXERCISED RATE REGULATION AUTHORITY OVER EACH VYNPC SPONSOR, THAT THE PRO RATA SHARE OF EXCESS FUNDS IS AVAILABLE. UPON COMPLIANCE WITH THE INSTRUCTIONS OF EACH SUCH STATE PUBLIC UTILITY COMMISSION OR COMPARABLE REGULATORY BODY, ENVY AND THE TRUSTEE OF THE TRUST(S) HOLDING SUCH FUNDS SHALL HAVE NO FURTHER OBLIGATION WITH REGARD TO THE EXCESS FUNDS OR THEIR DISTRIBUTION.

4. SHARING EXCESS REVENUE AFTER LICENSE EXTENSION: IN THE EVENT THAT ENVY EXTENDS THE OPERATION OF THE VYNPS PURSUANT TO EXTENSION OF ITS NRC LICENSE, ENVY AGREES TO SHARE WITH VYNPC FIFTY PERCENT OF THE "EXCESS REVENUE" FOR TEN YEARS COMMENCING ON MARCH 13, 2012.

"EXCESS REVENUE" EQUALS THE EXCESS OF VYNPS'S REVENUES DETERMINED BY TAKING VYNPS'S AVERAGE ENERGY PRICE (DOLLARS PER MWH) DURING THE FISCAL YEAR LESS THE "STRIKE PRICE" (DOLLARS PER MWH). IF THE AVERAGE ENERGY PRICE IS GREATER THAN THE "STRIKE PRICE," THAT DIFFERENCE (IN $/MWH) TIMES THE TOTAL MWH SOLD FROM VYNPS BY ENVY DURING THE FISCAL YEAR COMMENCING ON MARCH 13 SHALL BE THE "EXCESS REVENUES." ENTERGY AGREES TO PROVIDE THE DATA NECESSARY TO VERIFY THIS CALCULATION.

VYNPS REVENUES ARE BASED ON ACTUAL PRICE FOR ENERGY AND CAPACITY SOLD BY VYNPS DURING SUCH FISCAL YEAR WHETHER TO VYNPC, ITS SPONSORS, OTHER PPA PURCHASERS OR TO MARKET.

THE STRIKE PRICE IS $61.00 ESCALATED ANNUALLY ON MARCH 13, 2013 AND EACH MARCH 13 THEREAFTER BASED ON THE FOLLOWING ESCALATION FACTORS:

THE STRIKE PRICE WILL BE ADJUSTED BASED ON THREE INDICES DETERMINED BY THE MOST RECENTLY PUBLISHED INFORMATION AS OF THE ADJUSTMENT DATE: THE EMPLOYMENT COST INDEX ("ECI"), THE GROSS DOMESTIC PRODUCT IMPLICIT PRICE DEFLATOR ("GDP-IPD") AND THE NUCLEAR FUEL MARKET INDEX ("NFMI"). THE WEIGHTING OF THE INDICES IS 60 % FOR ECI, 25% FOR GDP-IPD AND 15% FOR NFMI. THE INDICES ARE DETERMINED AS
FOLLOWS:

     EMPLOYMENT COST INDEX (ECI) - TOTAL COMPENSATION FOR PRIVATE NON-FARM WORKERS IN THE NORTHEAST REGION INCLUDING NY; SOURCE BUREAU OF LABOR STATISTICS (INDEX JUNE 1989 = 100).

     GROSS DOMESTIC PRODUCT IMPLICIT PRICE DEFLATOR (GDP-IPD) - US GOVERNMENT STATISTIC; BEA NATIONAL INCOME AND PRODUCT ACCOUNTS TABLES (INDEX 1992 = 100).

     NUCLEAR FUEL MARKET INDEX (NFMI) - USING MARKET FROM TRADE PUBLICATIONS SUCH AS TRADE TECH, NUKEM AND UX, THE URANIUM MARKET PRICE, CONVERSION, ENRICHMENT AND FABRICATION COSTS WILL BE UPDATED MONTHLY AND INDEXED TO FEBRUARY 2012 PRICES AND CALCULATED USING WEIGHTED AVERAGES AS SET FORTH IN SCHEDULE 1 HERETO.

IF ANY OF THE ABOVE INDICES SHOULD CEASE TO BE PUBLISHED, IT SHALL BE REPLACED BY AN APPROPRIATE REPLACEMENT INDEX AS AGREED TO BY THE PARTIES.

5. DECOMMISSIONING FUND STATUS: ENVY SHALL REPORT TO THE BOARD AND TO THE DEPARTMENT THE STATUS OF THE DECOMMISSIONING FUNDS AND THE LATEST NRC CALCULATION OF SUCH RESPONSIBILITY AT THE SAME TIME AS SUCH REPORT IS REQUIRED BY THE NRC. IN ADDITION, ENVY WILL MAKE THIS INFORMATION AVAILABLE TO THE PUBLIC AND WILL PARTICIPATE IN A PUBLIC DISCUSSION ON THE ADEQUACY OF THE
DECOMMISSIONING FUNDS AT A MEETING OR MEETINGS OR SOME OTHER FORUM TO BE DETERMINED IN CONJUNCTION WITH THE DEPARTMENT.
ENVY WILL PROVIDE TO THE DEPARTMENT SEMI-ANNUAL REPORTS OF THE DECOMMISSIONING TRUST FUND STATUS, AS REPORTED TO ENVY BY THE FUNDS' MANAGERS. ENVY WILL MAKE AVAILABLE TO THE DEPARTMENT APPROPRIATE MEMBERS OF THE ENTERGY CORPORATION TREASURY DEPARTMENT TO ANSWER QUESTIONS ABOUT SUCH REPORTS.

     6. DECOMMISSIONING COST STUDY: ENVY SHALL UPDATE THE SITE-SPECIFIC DECOMMISSIONING COST STUDY AT LEAST ONCE EVERY 5 YEARS WITH THE FIRST OF THESE STUDIES DUE TO BE COMPLETED NO LATER THAN THE FIFTH ANNIVERSARY OF THE CLOSING UNDER THE PSA AND SUBMIT THE RESULTS TO THE BOARD AND THE DEPARTMENT. FOLLOWING COMPLETION OF EACH STUDY, ENVY SHALL (I) INFORM THE PUBLIC OF THE ESTIMATED COST OF DECOMMISSIONING WHICH RESULTED FROM THE ANALYSIS AND (II) PARTICIPATE IN A PUBLIC DISCUSSION OF THE RESULTS AT A FORUM TO BE DETERMINED IN CONJUNCTION WITH THE DEPARTMENT.

     7.     BOARD  APPROVAL  FOR  AMENDMENT  TO  TRUST  REGARDING  USE OF FUNDS:
ENVY SHALL OBTAIN BOARD APPROVAL IN THE EVENT IT REQUESTS DISBURSEMENT OF FUNDS FROM ENVY'S QUALIFIED DECOMMISSIONING TRUST FUND OR NON QUALIFIED DECOMMISSIONING TRUST FUND (EACH AS DEFINED IN THE PSA) OTHER THAN (I) FOR PURPOSES OF DECOMMISSIONING VYNPS (AS DECOMMISSIONING IS CONTEMPLATED IN PARAGRAPH 3 ABOVE), (II) FOR PAYMENT OF ADMINISTRATIVE EXPENSES OR (III) FOR DISTRIBUTION OF FUNDS UPON COMPLETION OF DECOMMISSIONING (INCLUDING DISTRIBUTIONS CONTEMPLATED UNDER PARAGRAPH 3 ABOVE).

     8.     BOARD  APPROVAL  FOR  AMENDMENT  TO  TRUST REGARDING DISTRIBUTION OF
FUNDS:
          ENVY  AGREES  THAT  THE  TRUST AGREEMENT WITH RESPECT TO ITS QUALIFIED
DECOMMISSIONING TRUST FUND AND NON QUALIFIED DECOMMISSIONING TRUST FUND WILL CONTAIN A PROVISION INCORPORATING PARAGRAPH 3 ABOVE AND THAT SUCH PROVISION SHALL NOT BE AMENDED WITHOUT BOARD APPROVAL. ENVY ALSO AGREES THAT IT WILL GIVE THE BOARD AND DEPARTMENT NOTICE OF INTENT TO CHANGE ANY OTHER PROVISION OF THE TRUST AGREEMENT AT LEAST 30 DAYS IN ADVANCE OF SUCH CHANGE.

     9.     SITE  RESTORATION  AND  SPENT  FUEL  MANAGEMENT:     AT  THE TIME OF
EVALUATION OF THE DECOMMISSIONING FUND FOR NRC IN CONNECTION WITH THE POST SHUTDOWN DECOMMISSIONING ACTIVITIES REPORT FOR VYNPS, ENVY WILL PROVIDE ADDITIONAL FUNDS OR OTHER ACCEPTABLE FINANCIAL ASSURANCES AS NEEDED TO ENSURE THAT FUNDING WILL BE SUFFICIENT TO ACCOMPLISH DECOMMISSIONING, INCLUDING SITE RESTORATION AND SPENT FUEL MANAGEMENT COMMITTED TO IN THIS DOCKET.

AT THE TIME OF THE SITE-SPECIFIC STUDY REFERRED TO IN SECTION 6, ENVY WILL DEMONSTRATE THAT FUNDING WILL BE SUFFICIENT TO ACCOMPLISH DECOMMISSIONING, INCLUDING SITE RESTORATION AND SPENT FUEL MANAGEMENT COMMITTED TO IN THIS DOCKET. IT IS AGREED SUCH DEMONSTRATION MAY INCLUDE THE IMPLEMENTATION OF SAFESTOR OR OTHER FORMS OF DELAYED DECOMMISSIONING.
     ENTERGY  AGREES  THAT  IT  WILL  PERFORM  SITE  RESTORATION AS DESCRIBED IN
SECTION  3  OF  THIS  MOU.

10. TRANSFER OF DECOMMISSIONING FUND: PURSUANT TO SECTION 6.10(B) OF THE PSA, AT CLOSING THE ENTIRE FUND BALANCE IN THE VYNPC QUALIFIED DECOMMISSIONING TRUST FUND AND NON QUALIFIED DECOMMISSIONING TRUST FUND WILL BE TRANSFERRED TO THE FUNDS ESTABLISHED BY BUYER'S POST CLOSING DECOMMISSIONING TRUST AGREEMENT (AS DEFINED IN THE PSA).

     11. SPENT FUEL : ENVY AGREES THAT IT MUST USE ITS COMMERCIAL BEST EFFORTS TO ASSURE THAT THE SPENT FUEL IS REMOVED FROM VYNPS SITE IN A REASONABLE MANNER AND AS QUICKLY AS POSSIBLE RATHER THAN STORED AT VYNPS. ENVY SHALL ALLOW THE DEPARTMENT TO PARTICIPATE IN THE DISCUSSIONS WITH DOE THAT INVOLVE VYNPS AND TO PARTICIPATE IN THE DECISION WHETHER TO PURSUE THE DISCUSSIONS OR TO LITIGATE.

12. BOARD APPROVAL OF OPERATING LICENSE RENEWAL: THE SIGNATORIES TO THIS MOU AGREE THAT ANY ORDER ISSUED BY THE BOARD GRANTING APPROVAL OF THE SALE OF VYNPS TO ENVY AND ANY CERTIFICATE OF PUBLIC GOOD ("CPG") ISSUED BY THE BOARD TO ENVY AND ENO WILL AUTHORIZE OPERATION OF THE VYNPS ONLY UNTIL MARCH 21, 2012 AND THEREAFTER WILL AUTHORIZE ENVY AND ENO ONLY TO DECOMMISSION THE VYNPS. ANY SUCH BOARD ORDER APPROVING THE SALE SHALL BE SO CONDITIONED, AND ANY BOARD ORDER ISSUING A CPG TO ENVY AND ENO SHALL PROVIDE THAT OPERATION OF VYNPS BEYOND MARCH 21, 2012 SHALL BE ALLOWED ONLY IF APPLICATION FOR RENEWAL OF AUTHORITY UNDER THE CPG TO OPERATE THE VYNPS IS MADE AND GRANTED. EACH OF VYNPC, CVPS, GMP, ENVY AND ENO EXPRESSLY AND IRREVOCABLY AGREES: (A) THAT THE BOARD HAS JURISDICTION UNDER CURRENT LAW TO GRANT OR DENY APPROVAL OF OPERATION OF THE VYNPS BEYOND MARCH 21, 2012 AND (B) TO WAIVE ANY CLAIM EACH MAY HAVE THAT FEDERAL LAW PREEMPTS THE JURISDICTION OF THE BOARD TO TAKE THE ACTIONS AND IMPOSE THE CONDITIONS AGREED UPON IN THIS PARAGRAPH TO RENEW, AMEND OR EXTEND THE ENVY CPG AND ENO CPG TO ALLOW OPERATION OF THE VYNPS AFTER MARCH 21, 2012, OR TO
     DECLINE  TO  SO  RENEW,  AMEND  OR  EXTEND.

     13. FINANCIAL INTEGRITY: ENVY SHALL PROVIDE ENHANCED SECURITY TO ASSURE FUNDS AVAILABLE FOR ENVY IN AN AMOUNT NOT LESS THAN $60 MILLION AT THE TIME VYNPS IS TO BE REMOVED FROM COMMERCIAL OPERATION. THIS REQUIREMENT SHALL BE SATISFIED BY DELIVERY OF THE GUARANTY OF ENTERGY CORPORATION IN THE FORM ATTACHED HERETO AS EXHIBIT B AS WELL AS THE INTER-COMPANY CREDIT AGREEMENT BETWEEN EIHL AND ENVY ATTACHED HERETO AS EXHIBIT C.

ENVY SHALL PROVIDE THE BOARD AND THE DEPARTMENT PROMPT NOTICE IN THE EVENT IT DRAWS UPON THE FINANCIAL ASSURANCES CREDIT AGREEMENT (AS DEFINED IN EXHIBIT B). ENVY SHALL REPORT TO THE BOARD AND THE DEPARTMENT WITHIN THIRTY DAYS AFTER THE END OF ANY CALENDAR SIX MONTH PERIOD (JANUARY 1-JUNE 30/JULY 1-DECEMBER 31) DURING WHICH IT DRAWS UPON THE WORKING CAPITAL CREDIT AGREEMENT (AS DEFINED IN EXHIBIT B) AS TO THE AMOUNT OF SUCH DRAW.

14.     PPA  LOW  MARKET  ADJUSTMENT  MECHANISM:      THE SECOND SENTENCE OF THE
DEFINITION OF MARKET PRICE, AS DEFINED IN ARTICLE 2 (T) OF THE PPA, IS MODIFIED AS STATED BELOW:

IN THE EVENT THERE IS NO CLEARING PRICE FOR INSTALLED CAPABILITY, THE MARKET PRICE SHALL BE THE PRODUCT OF (X) THE AMOUNT SET FORTH IN CLAUSE (A) OF THE PRECEDING SENTENCE AND (Y) 110 % (OR SUCH OTHER PERCENTAGE MUTUALLY ACCEPTABLE TO VERMONT YANKEE AND THE SELLER TO ACCURATELY REFLECT THE PRICE OF INSTALLED CAPABILITY).


     15.     PRUDENCE,  USED AND USEFUL:     BASED ON THE COMMITMENT TO MAKE THE
COMPROMISES DESCRIBED ABOVE, AND SOLELY IN SETTLEMENT OF THE RESPECTIVE POSITIONS IN DOCKET NO. 6545 OF THE PARTIES HERETO, THE PARTIES AGREE THAT THE BOARD SHOULD ISSUE A FINAL ORDER IN THAT DOCKET (THE "ORDER"):

1. FINDING THAT THE TRANSACTIONS DESCRIBED IN THE PSA, AS MODIFIED BY THE COMMITMENTS SET FORTH HEREIN (MADE FOR PURPOSES OF SUCH SETTLEMENT), AND THE PROCESS BY WHICH VYNPC SOLD ITS ASSETS SHALL BE TREATED AS IF IT WERE PRUDENT AS TO ALL DECISIONS AND ACTIONS TAKEN BY PETITIONERS PRIOR TO THE CLOSE OF EVIDENCE IN DOCKET NO. 6545 AND WHICH WERE REVIEWED BY THE BOARD IN DOCKET NO. 6545;

2. FINDING THAT THE PURCHASE OF CAPACITY AND ASSOCIATED ENERGY BY VYNPC FROM ENVY AND SUBSEQUENT RESALE BY VYNPC TO CVPS AND GMP, INCLUDING ALL OTHER PRODUCTS SOLD UNDER THE PPA AND COSTS INCURRED BY CVPS AND GMP UNDER THE PPA AND AMENDATORY AGREEMENTS, SHALL BE TREATED AS IF IT WERE USED AND USEFUL FOR THE PPA'S AND AMENDATORY AGREEMENT'S TERM;

3. FINDING THAT THE EXECUTION OF THIS MEMORANDUM OF UNDERSTANDING AND OF THE AMENDATORY AGREEMENTS FOR THE CONTINUED PURCHASE OF CAPACITY, ASSOCIATED ENERGY AND OTHER PRODUCTS FROM VYNPC AND PAYMENT OF THE COSTS INCURRED THEREUNDER BY CVPS AND GMP SHALL BE TREATED AS IF IT WERE PRUDENT AS TO ALL DECISIONS AND ACTIONS TAKEN BY PETITIONERS PRIOR TO THE CLOSE OF EVIDENCE IN DOCKET NO. 6545 AND WHICH WERE REVIEWED BY THE BOARD IN DOCKET NO. 6545;

4. STATING THAT THE ABOVE PROVISIONS ARE INTENDED TO PROVIDE THE SAME LEVEL OF ASSURANCE TO THE FINANCIAL COMMUNITY AND ENVY THAT EACH WOULD OBTAIN FROM A DECLARATION THAT (A) SUCH TRANSACTIONS AND PROCESS, AND THE EXECUTION OF THE MOU AND AMENDATORY AGREEMENTS AND PAYMENTS OF COSTS THEREUNDER ARE IN FACT PRUDENT AND (B) THAT SUCH PURCHASES OF POWER UNDER THE PPA AND THE AMENDATORY AGREEMENTS AND COSTS AND PAYMENTS THEREUNDER ARE IN FACT USED AND USEFUL; AND

5.     ENTERING  THE  ACCOUNTING  ORDERS  FOR  CVPS  AND  GMP  ATTACHED  TO THIS
MEMORANDUM  OF  UNDERSTANDING  AS  ATTACHMENTS  A-1  AND  A-2,  RESPECTIVELY.

FOR PURPOSES OF THIS MEMORANDUM OF UNDERSTANDING, THE CLOSE OF EVIDENCE IN DOCKET NO. 6545 INCLUDES HEARINGS IN THAT DOCKET TO REVIEW THE TERMS AND CONDITIONS CONTAINED HEREIN.

16.     ADDITIONAL  PROVISIONS:

1. THIS MEMORANDUM OF UNDERSTANDING IS GOVERNED BY VERMONT LAW AND ANY DISPUTES UNDER THIS MEMORANDUM OF UNDERSTANDING SHALL BE DECIDED BY THE BOARD.

2.     ENVY  AGREES  THAT  IT IS A COMPANY AS DEFINED BY TITLE 30 OF THE VERMONT
STATUTES  AND  WILL  OBTAIN  A  CPG  UNDER  30  V.S.A.    231  AND  102.

3. AS BETWEEN ENVY, ENO AND VYNPC, THIS MEMORANDUM OF UNDERSTANDING IS BEING ENTERED INTO FOR SETTLEMENT PURPOSES IN THE PENDING PROCEEDINGS BEFORE THE BOARD AND UPON APPROVAL OF THE BOARD OF THE MEMORANDUM OF UNDERSTANDING THE PROVISIONS AGREED TO HEREIN ARE INCORPORATED IN THE PSA, PPA AND ANCILLARY AGREEMENTS REFERRED TO THEREIN, AND WHENEVER THERE IS A CONFLICT BETWEEN THE TERMS OF THIS MEMORANDUM OF UNDERSTANDING AND THE TERMS AND PROVISIONS OF THE PSA, PPA AND ANCILLARY AGREEMENTS, THE MEMORANDUM OF UNDERSTANDING TERMS SHALL CONTROL.

4.     THE  PARTIES  HERETO,  INCLUDING VYNPC AND THE DEPARTMENT, AGREE THAT THE
BOARD  SHOULD  APPROVE  THE TRANSFER OF VYNPS TO ENVY PURSUANT TO 30 V.SA   109,
AND  APPROVE  THE  TRANSACTIONS  CONTEMPLATED  BY  THE  PSA.

5. THE PARTIES HERETO, INCLUDING THE DEPARTMENT, AGREE THAT VYNPC'S TRANSFER OF VYNPS TO ENVY WILL PROMOTE THE GENERAL GOOD OF THE STATE OF VERMONT.

6. THE DEPARTMENT AGREES THAT THE BOARD SHOULD ISSUE AN ORDER CONTAINING THE FINDINGS PROVIDED IN PARAGRAPH 15 HEREOF AND:

6.1 DIRECTING THE ISSUANCE OF A CERTIFICATE OF PUBLIC GOOD TO THE CURRENT OPERATING LICENSE TERMINATION (MARCH, 2012), APPROVING IN ALL RESPECTS THE TRANSACTIONS REQUIRED BY OR PERMITTED UNDER THE PSA AND AUTHORIZING THE PURCHASE AND OPERATION OF SUBSTANTIALLY ALL OF THE ASSETS OF VYNPC, SPECIFICALLY INCLUDING THE VYNPS AS PROVIDED IN THE PSA AS THE SAME IS MODIFIED PURSUANT TO THIS MEMORANDUM OF UNDERSTANDING;

6.2 DETERMINING THAT THE RESPECTIVE OWNERSHIP AND OPERATION OF VYNPS THROUGH ENVY AND ENO WILL PROMOTE THE GENERAL GOOD OF THE STATE; AND

6.3      DETERMINING  THAT  THE  SPENT  NUCLEAR  FUEL  DISPOSAL  TRUST SHOULD BE
AMENDED  IN  THE  FORM  OF  EXHIBIT  D  HERETO.

7. THE DEPARTMENT WILL SUPPORT ISSUANCE OF THE ORDERS AND FINDINGS OF THE BOARD SPECIFIED HEREIN SUBJECT TO THE DEPARTMENT'S OBLIGATIONS UNDER TITLE 30 OF THE VERMONT STATUTES ANNOTATED.

8. THE PARTIES AGREE THAT THIS MEMORANDUM OF UNDERSTANDING SHALL NOT BE CONSTRUED BY ANY PARTY OR TRIBUNAL AS HAVING PRECEDENTIAL IMPACT ON ANY FUTURE PROCEEDING INVOLVING THE PARTIES, EXCEPT AS NECESSARY TO IMPLEMENT THIS MEMORANDUM OF UNDERSTANDING OR TO ENFORCE AN ORDER OF THE BOARD RESULTING FROM THIS MEMORANDUM OF UNDERSTANDING.

     9. THE PARTIES HAVE MADE SPECIFIC COMPROMISES TO REACH THIS AGREEMENT. IN THE EVENT THAT THE BOARD FAILS TO APPROVE THIS AGREEMENT IN ITS ENTIRETY OR ACTS TO OVERRULE OR DISAPPROVE ANY PORTION HEREOF, EACH SUCH PARTY AGREES THAT THEIR AGREEMENT SET FORTH HEREIN MAY TERMINATE, IF SUCH PARTY SO DETERMINES IN ITS SOLE DISCRETION, AND EACH SHALL HAVE THE SAME RIGHTS AS EACH WOULD HAVE HAD ABSENT THIS MEMORANDUM OF UNDERSTANDING.

     10. CVPS AND GMP AGREE THAT, IN ACCORDANCE WITH GAAP AND GENERAL RATE MAKING PRINCIPLES, THEY WILL APPLY THE ENTIRE AMOUNT OF THEIR SHARE OF THE
PROCEEDS FROM THE SALE OF THE VYNPS TO REDUCE THEIR RESPECTIVE RATE-BASES, THROUGH AN EQUIVALENT REDUCTION IN THEIR EQUITY INVESTMENT IN VERMONT YANKEE. GMP AGREES THAT IT WILL APPLY THE AFTER-TAX CASH PROCEEDS OVER THE NEXT TWO YEARS TO INCREASE ITS RATIO OF LONG-TERM DEBT TO EQUITY IN ORDER TO ACHIEVE APPROPRIATE EFFICIENCY IN ITS CAPITAL STRUCTURE. CVPS AGREES IT WILL APPLY THE AFTER-TAX PROCEEDS TO REDUCE ITS LONG-TERM DEBT, PREFERRED STOCK AND UTILITY COMMON STOCK EQUITY BALANCES IN ACCORDANCE WITH THE RATIOS IN ITS CURRENT VERMONT UTILITY CAPITAL STRUCTURE, AS SPECIFICALLY DISCUSSED IN BOYLE REBUTTAL TESTIMONY, FEBRUARY 25, 2002, AT PP. 26-29.

VERMONT  YANKEE  NUCLEAR  POWER  CORPORATION
DATED:     BY:
NAME:
TITLE

CENTRAL  VERMONT  PUBLIC  SERVICE  CORPORATION
DATED:     BY:
NAME:
TITLE:

GREEN  MOUNTAIN  POWER  CORPORATION
DATED:     BY:
NAME:
TITLE

ENTERGY  NUCLEAR  VERMONT  YANKEE,  LLC
DATED:     BY:
NAME:
TITLE

ENTERGY  NUCLEAR  OPERATIONS,  INC.
     BY:______________________________                         ENTERGY  NUCLEAR
OPERATIONS,  INC.  DATED:     BY:
     NAME:
          TITLE

STATE  OF  VERMONT
DEPARTMENT  OF  PUBLIC  SERVICE
DATED:     BY:
          NAME:
     TITLE

     FOR FURTHER INFORMATION, PLEASE CONTACT DOROTHY SCHNURE, MANAGER, CORPORATE COMMUNICATIONS FOR GREEN MOUNTAIN POWER AT 802-655-8418.

ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA FINANCIAL INFORMATION AND EXHIBITS.
(A)  AND  (B)  --NOT  APPLICABLE
(C)  EXHIBITS--NOT  APPLICABLE

     SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CASED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

GREEN  MOUNTAIN  POWER  CORPORATION
                                         REGISTRANT



BY  /S/  ROBERT  J.  GRIFFIN
ROBERT  J.  GRIFFIN,  CONTROLLER

DATED:  MARCH  7,  2002